                                                                       EXHIBIT 4

                                 COMMON STOCK

NUMBER                                                                    SHARES
       ------                                                      ------

                           NORTHFIELD BANCORP, INC.
                              BALTIMORE, MARYLAND



This certifies that


is the owner of

            fully paid and non-assessable shares of common stock,
                         par value $0.01 per share, of



Northfield Bancorp, Inc. (the "Corporation"), a Maryland corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.



IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.



----------------------------------         -------------------------------------
J. Thomas Hoffman                          G. Ronald Jobson
Secretary                                  President


Countersigned and Registered:

                                    (SEAL)

     -----------------------------
     Transfer Agent and Registrar

BY:
     -----------------------------
     Authorized Signature


               SEE REVERSE FOR CERTAIN RESTRICTIONS ON TRANSFER

                     FORM OF STOCK CERTIFICATE - BACK SIDE

     The shares represented by this certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made in writing to the Secretary of the Corporation.

     The Corporation's Articles of Incorporation include a provision which prohibits any person from directly or indirectly acquiring the beneficial ownership of more than 10% of any class of equity security of the Corporation, unless such offer or acquisition shall have been approved in advance by a two-thirds vote of the Continuing Directors of the Corporation, as defined in
Article XIV of the Articles of Incorporation. This provision does not apply to the purchase of shares by underwriters in connection with a public offering, the granting of proxies to certain directors of the Corporation by stockholders of the Corporation or the acquisition of shares by an employee benefit plan of the
Corporation or a subsidiary.   Such provision eliminates the voting rights of
securities acquired in violation of the provision. Such provision will expire five years from the date of completion of the conversion of Northfield Federal Savings, Baltimore, Maryland (the "Bank") from mutual to stock form. The Articles of Incorporation also impose certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation after five years from the date of completion of the conversion of the Bank from mutual to stock form.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ..............Custodian.............. under Uniform Transfers to Minors Act.......................
                                                   (Cust)           (Minor)                                        (State)

    Additional abbreviations may also be used though not in the above list.

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


     For value received, ---------------------------------- hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------
/                                  /
-----------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                 Shares
-------------------------------------------------

of the common stock evidenced by this certificate, and do hereby irrevocably

constitute and appoint                                   , Attorney, to transfer
                       ----------------------------------
the said shares on the books of the Corporation, with full power of substitution.

Dated
      ---------------------


                                       -----------------------------------------
                                       Signature



                                       -----------------------------------------
                                       Signature


In presence of:
                -----------------------------------------------